                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported)             July 10, 2002
                                                                -------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          (As Servicer on behalf of FIRST NBC CREDIT CARD MASTER TRUST)

                                  United States
                                  -------------
                 (State or other jurisdiction of incorporation)

             333-24023                              51-0269396
             ---------                              ----------
      (Commission File Number)          (IRS Employer Identification Number)




 201 North Walnut Street, Wilmington, Delaware                            19801
 -------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


           (302) 594-4000
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Registrant's telephone number, including area code


                                       N/A
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   (Former name, former address and former fiscal year, if changed since last report)

Item 7.          Financial Statements and Exhibits

                 (c)      Exhibits.


              Exhibit No.       Document Description
              -----------       --------------------

                (20.1)          Excess Spread Analysis

                (20.2)          Monthly Servicer's Certificate, Series 1997-1

                (20.3)          Monthly Holders' Statement, Series 1997-1

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                First USA Bank, National Association, as
                                Servicer, on behalf of FIRST NBC CREDIT CARD
                                MASTER TRUST,





                                By:      /s/ Michael J. Grubb
                                       -----------------------------------
                                Name:  Michael J. Grubb
                                Title: First Vice President




Date: July 15, 2002
      -------------

                                INDEX TO EXHIBITS

 Exhibit No.       Document Description                                     Sequential Page No.
 -----------       --------------------                                     -------------------
    20.1           Excess Spread Analysis                                            5

    20.2           Monthly Servicer's Certificate, Series 1997-1                     6

    20.3           Monthly Holders' Statement, Series 1997-1                        12